Exhibit 10.5

October 17, 2008

NAIRI, Inc.

P.O. Box 9126

Dedham, MA 02027-9126

Fax: (781) 461-1412

Attention: Richard J. Sherman

National Amusements, Inc.

P.O. Box 9126

Dedham, MA 02027-9126

Fax: (781) 461-1412

Attention: Richard J. Sherman

Re:	Termination Agreement

Ladies and Gentlemen:

Reference is made to the Agreement dated as of December 21, 2005, as amended by the First Amendment dated as of June 20, 2007, among Viacom Inc. (formerly known as New Viacom Corp.), a Delaware corporation (“Viacom”), NAIRI, Inc., a Delaware corporation (“NAIRI”), and National Amusements, Inc., a Maryland corporation (“NAI,” and together with Viacom and NAIRI, the “Parties”) (the “Agreement”). Capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Agreement. Pursuant to Section 7.1(a) of the Agreement, the Parties hereby agree to terminate the Agreement, effective October 10, 2008, and the Agreement shall have no further force and effect. Notwithstanding anything to the contrary in the Agreement, the Parties further agree that, for all purposes under the Agreement, October 9, 2008 shall be deemed to be the last trading day of the Applicable Month of October 2008, and any outstanding settlements of Acquired Shares in respect of any trading activity which has occurred during any period prior to the termination of the Agreement shall be effectuated in accordance with the terms and conditions of the Agreement no later than November 11, 2008.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

This letter agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. Copies of executed counterparts transmitted by telecopy or other electronic transmission shall be considered original executed counterparts.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding, please so indicate in the space below and return one signed copy to the undersigned.

Sincerely,

VIACOM INC.

By:	/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

ACCEPTED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

NAIRI, INC.

By:	/s/ Richard J. Sherman
	Name:	Richard J. Sherman
	Title:	Vice President

NATIONAL AMUSEMENTS, INC.

By:	/s/ Richard J. Sherman
	Name:	Richard J. Sherman
	Title:	Vice President